FIRST AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into effective as of November 5, 2019, by and among MAMMOTH ENERGY SERVICES, INC., a corporation organized under the laws of the State of Delaware (formerly Mammoth Energy Services Inc.) (“Mammoth”), MAMMOTH ENERGY PARTNERS LLC, a limited liability company under the laws of the State of Delaware (formerly Mammoth Energy Partners LP, a limited partnership under the laws of the State of Delaware) (“Mammoth Partners”), REDBACK ENERGY SERVICES LLC, a limited liability company under the laws of the State of Delaware (“Redback Energy”), REDBACK COIL TUBING LLC, a limited liability company under the laws of the State of Delaware (“Redback Coil”), REDBACK PUMPDOWN SERVICES LLC, a limited liability company under the laws of the State of Delaware (“Redback Pumpdown”), MUSKIE PROPPANT LLC, a limited liability company under the laws of the State of Delaware (“Muskie”), PANTHER DRILLING SYSTEMS LLC, a limited liability company under the laws of the State of Delaware (“Panther”), BISON DRILLING AND FIELD SERVICES LLC, a limited liability company under the laws of the State of Delaware (“Bison Drilling”), BISON TRUCKING LLC, a limited liability company under the laws of the State of Delaware (“Bison Trucking”), WHITE WING TUBULAR SERVICES LLC, a limited liability company under the laws of the State of Delaware (“White Wing”), GREAT WHITE SAND TIGER LODGING LTD., a Canadian limited company (“Sand Tiger”), STINGRAY PRESSURE PUMPING LLC, a limited liability company under the laws of the State of Delaware (“Stingray Pressure”), SILVERBACK ENERGY LLC, a limited liability company under the laws of the State of Delaware (formerly Stingray Logistics LLC) (“Silverback Energy”), MAMMOTH ENERGY INC., a corporation under the laws of the State of Delaware (“Mammoth Inc.”), BARRACUDA LOGISTICS LLC, a limited liability company organized under the laws of the State of Delaware (“Barracuda”), WTL OIL, LLC, a limited liability company organized under the laws of the State of Delaware (formerly Silverback Energy Services LLC) (“WTL Oil”), MR. INSPECTIONS LLC, a limited liability company under the laws of the State of Delaware (“Mr. Inspections”), SAND TIGER HOLDINGS INC., a corporation under the laws of the State of Delaware (“Sand Tiger Holdings”), MAMMOTH EQUIPMENT LEASING LLC, a Delaware limited liability company (“Mammoth Equipment”), COBRA ACQUISITIONS LLC, a Delaware limited liability company (“Cobra”), COBRA ENERGY LLC, a Delaware limited liability company (“Cobra Energy”), PIRANHA PROPPANT LLC, a limited liability company under the laws of the State of Delaware (“Piranha”), MAKO ACQUISITIONS LLC, a limited liability company under the laws of the State of Delaware (“Mako”), HIGHER POWER ELECTRICAL, LLC, a limited liability company under the laws of the State of Texas (“Higher Power”), STURGEON ACQUISITIONS LLC, a limited liability company under the laws of the State of Delaware (“Sturgeon”), TAYLOR FRAC, LLC, a limited liability company under the laws of the State of Wisconsin (“Taylor Frac”), TAYLOR REAL ESTATE INVESTMENTS, LLC, a limited liability company under the laws of the State of Wisconsin (“Taylor Real Estate”), SOUTH RIVER ROAD, LLC, a limited liability company under the laws of the State of Wisconsin (“South River”), STINGRAY ENERGY SERVICES LLC, a limited liability company under the laws of the State of Delaware (“Stingray Energy”), STINGRAY CEMENTING LLC, a limited liability company under the laws of the State of Delaware (“Stingray Cementing”), 5 STAR ELECTRIC, LLC, a limited liability company under the laws of the State of Kentucky (“5 Star”), DIRE WOLF ENERGY SERVICES LLC, a limited liability company under the laws of the State of Delaware (“Dire Wolf”), MAMMOTH EQUIPMENT LEASING II LLC, a limited liability company under the laws of the State of Delaware (“MEL II”), COBRA LOGISTICS HOLDINGS LLC, a limited liability company under the laws of the State of Delaware (“Cobra Logistics”), BISON SAND LOGISTICS LLC, a limited liability company under the laws of the State of Delaware (“Bison Sand”), COBRA CARIBBEAN LLC, a limited liability company under the laws of Puerto Rico (“Cobra Caribbean”),

TIGER SHARK LOGISTICS LLC, a limited liability company under the laws of the State of Delaware (“Tiger Shark”), WOLVERINE SAND LLC, a limited liability company under the laws of the State of Delaware (“Wolverine”), ANACONDA MANUFACTURING LLC, a limited liability company under the laws of the State of Delaware (formerly Anaconda Energy LLC) (“Anaconda”), BLACK MAMBA ENERGY LLC, a limited liability company under the laws of the State of Delaware (“Black Mamba”), COBRA CONTROLS LLC, a limited liability company under the laws of the State of Delaware (“Cobra Controls”), COBRA SERVICES LLC, a limited liability company under the laws of the State of Delaware (“Cobra Services”), STINGRAY CEMENTING AND ACIDIZING LLC, a limited liability company under the laws of the State of Delaware, (formerly RTS Energy Services LLC) (“Stingray Acidizing”), AQUAHAWK ENERGY LLC, a limited liability company under the laws of the State of Delaware (“Aquahawk”), AQUAWOLF LLC, a limited liability company under the laws of the State of Delaware (formerly Aquawolf Energy LLC) (“Aquawolf”), IVORY FREIGHT SOLUTIONS LLC, a limited liability company under the laws of the State of Delaware (“Ivory Freight”), ORCA ENERGY SERVICES LLC, a limited liability company under the laws of the State of Delaware (“Orca Energy”), COBRA PACIFIC LLC, a limited liability company formed under the laws of the Commonwealth of the Northern Mariana Islands (“Cobra Pacific”), IFX TRANSPORT LLC, a limited liability company formed under the laws of the State of Delaware (“IFX”), PYTHON EQUIPMENT LLC, a limited liability company formed under the laws of the State of Delaware (“Python”), SEAWOLF ENERGY SERVICES LLC, a limited liability company under the laws of the State of Delaware (“Seawolf”), and SILVERBACK LOGISTICS LLC, a limited liability company under the laws of the State of Delaware (“Silverback Logistics” and, together with Mammoth, Mammoth Partners, Redback Energy, Redback Coil, Redback Pumpdown, Muskie, Panther, Bison Drilling, Bison Trucking, White Wing, Sand Tiger, Stingray Pressure, Silverback Energy, Mammoth Inc., Barracuda, WTL Oil, Mr. Inspections, Sand Tiger Holdings, Mammoth Equipment, Cobra, Cobra Energy, Piranha, Mako, Higher Power, Sturgeon, Taylor Frac, Taylor Real Estate, South River, Stingray Energy, Stingray Cementing, 5 Star, Dire Wolf, MEL II, Cobra Logistics, Bison Sand, Cobra Caribbean, Tiger Shark, Wolverine, Anaconda, Black Mamba, Cobra Controls, Cobra Services, Stingray Acidizing, Aquahawk, Aquawolf, Ivory Freight, Orca Energy, Cobra Pacific, IFX, Python, and Seawolf, the “Borrowers”, and each a “Borrower”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and each individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, together with its successors and assigns in such capacity, the “Agent”).
WITNESSETH:
WHEREAS, Borrowers, Lenders and Agent are parties to that certain Amended and Restated Revolving Credit and Security Agreement dated as of October 19, 2018 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, Borrowers have requested that Agent make certain amendments to the Credit Agreement and subject to the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent and Lenders are willing to do so, all as set forth herein;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions. All capitalized terms not defined herein shall have the meanings given to such terms in the Credit Agreement. The Credit Agreement, as amended by Section 3 of this Amendment after occurrence of the First Amendment Effective Date (as defined herein), is referred to herein as the “Amended Credit Agreement.”
Section 2.    Reserved.
Section 3.    Amendment to Credit Agreement.
3.1.    Effective as of the First Amendment Effective Date, Section 1.1 of the Credit Agreement is hereby amended by adding the following definition thereto in the appropriate alphabetical order:

“‘Specified Cash Taxes” shall mean cash taxes paid by Borrowers in connection with income derived from services primarily performed in Puerto Rico in the amounts of (i) $8,939,774 paid in January, 2019 (ii) $83,015,321 paid in March, 2019 and (iii) $24,487,179 paid in April, 2019.”
3.2.    Effective as of the First Amendment Effective Date, the Credit Agreement is hereby amended by amending and restating the definition of “Interest Coverage Ratio” contained in Section 1.1 thereto in its entirety to read as follows:

“‘Interest Coverage Ratio” shall mean, with respect to the Borrowers on a Consolidated Basis, the ratio of (a) Adjusted EBITDA for the trailing four fiscal quarter period for which financial statements are available, less the sum of (x) Unfinanced Capital Expenditures made during such period, and (y) cash taxes paid or distributions made by Mammoth in respect of taxes, to (b) Interest Expense; it being understood that all dividends and distributions made by the Borrowers will not be included in the calculation of Interest Coverage Ratio; provided, further, that for purposes of calculating the cash taxes paid pursuant to clause (y) above, the Specified Cash Taxes shall be deemed to have been paid in fiscal year 2018 when the income related to such Specified Cash Taxes was actually received.”
Section 4.    Ratification and Further Assurances.

4.1.    Each Borrower confirms that, except to the extent modified pursuant to this Amendment, all of its obligations under the Credit Agreement and the Other Documents are, and upon giving effect to this Amendment and the occurrence of the First Amendment Effective Date will be, in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. Each Borrower further confirms that the term “Obligations” as used in the Credit Agreement shall include all Obligations of the Borrowers under the Amended Credit Agreement, any promissory notes issued under the Credit Agreement, and under each Other Document.

4.2.    Each Borrower agrees that at any time and from time to time, upon the written request of any Agent, each Borrower will execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the provisions of this Amendment.

Section 5.    No Waiver. Nothing contained in this Amendment, or any other communication between or among any Agent, Lenders and any Borrower, shall be construed as a waiver by the Agent or Lenders of any covenant or provision of the Credit Agreement, the Other Documents, this Amendment or any other contract or instrument between or among any Borrower, any Agent and/or Lenders, or of any similar future transaction, and the failure of any Agent and/or Lenders at any time or times hereafter to require strict performance by any Borrower of any provision thereof shall not waive, affect or diminish any right of the Agent and/or Lenders to thereafter demand strict compliance therewith. Nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Other Documents, each as amended hereby, (ii) except as expressly provided herein, amend or alter any provision of the Credit Agreement or any Other Documents or any other contract or instrument, or (iii) constitute any course of dealings or other basis for altering any obligation of any Borrower under the Credit Agreement or any Other Documents or any right, privilege or remedy of any Agent or any Lender under the Credit Agreement, any Other Documents or any other contract or instrument. The Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the Other Documents, this Amendment and any other contract or instrument between or among any Borrower, any Agent and Lenders, each as amended hereby.
Section 6.    Representations and Warranties. Each Borrower represents and warrants (immediately after giving effect to this Amendment, the occurrence of the First Amendment Effective Date and the transactions contemplated hereby) to the Agent and Lenders the following: (i) there does not exist any Default or Event of Default that is continuing, (ii) each Borrower is individually, and the Borrowers as a whole, are, solvent, able to pay its debts as they mature, has capital sufficient to carry on its business and all businesses in which it is about to engage, as of the First Amendment Effective Date, the fair present saleable value of its assets, calculated on a going concern basis, is in excess of the amount of its liabilities and subsequent to the First Amendment Effective Date, the fair saleable value of its assets (calculated on a going concern basis) will be in excess of the amount of its liabilities, (iii) all other representations and warranties contained in the Amended Credit Agreement and the Other Documents are true and correct in all material respects (except representations and warranties which are already qualified by a materiality standard, which representations and warranties are true and correct in all respects) on and as of the First Amendment Effective Date as though made on and as of such date (or to the extent that such representations and warranties relate solely to an earlier date, on and as of such earlier date), and (iv) the good standing (or equivalent status) of such Borrower in its jurisdiction of organization and each applicable jurisdiction where the conduct of such Borrower’s business activities or the ownership of its properties necessitates qualification except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect.
Section 7.    Conditions to Effectiveness. This Amendment shall become effective, and shall constitute the legal, valid and binding obligation of each party hereto, enforceable against each such party in accordance with its terms, immediately upon the Agent receiving a fully executed copy of this Amendment. The amendments to the Credit Agreement set forth in Section 3 of this Amendment shall become effective on the date conditioned upon the satisfaction or waiver of the following conditions precedent (such date, the “First Amendment Effective Date”). The determination as to whether each condition has been satisfied may be made in the Agent’s Permitted Discretion, all of which shall be satisfactory in form and substance to the Agent:
7.1.    Agent shall have received the following documents or items, each in form and substance satisfactory to Agent and its legal counsel: (i) this Amendment, along with the acknowledgement and ratification attached hereto and (ii) that certain Fee Letter dated as of the First Amendment Effective Date.

7.2.    After giving effect to this Amendment, the occurrence of the First Amendment Effective Date and the transactions contemplated by this Amendment, the representations and warranties made by Borrowers contained herein and in the Amended Credit Agreement and the Other Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date as though made on and as of such date (or to the extent that such representations and warranties relate solely to an earlier date, on and as of such earlier date).
7.3.    After giving effect to this Amendment, the occurrence of the First Amendment Effective Date and the transactions contemplated by this Amendment, no Default or Event of Default shall exist under the Amended Credit Agreement or any of the Other Documents, and no Default or Event of Default will result under the Amended Credit Agreement or any Other Documents from the execution, delivery or performance of this Amendment.
7.4.    The Borrowers shall have paid to the Agent, for distribution to the Agent and Lenders, all expenses (including reasonable attorneys’ fees) and other amounts owed to or incurred by Agent or Lenders in connection with this Amendment.
7.5.    Agent shall have received such other documents and instruments as Agent or any Lender may reasonably request.
Section 8.    Miscellaneous.
8.1.    Except as expressly provided in this Amendment, (i) the Credit Agreement shall continue in full force and effect, and (ii) the terms and conditions of the Credit Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction. From and after the First Amendment Effective Date, references to the Credit Agreement in each Other Document shall be references to the Amended Credit Agreement. The Lenders party hereto hereby direct and instruct Administrative Agent to execute and deliver this Amendment and all documents to be executed in connection herewith, and to induce Administrative Agent to execute and deliver this Amendment and the other applicable documents, each Lender ratifies and confirms its obligations under, and the immunities and exculpatory provisions accruing to the Agent under, the terms of the Credit Agreement and the Other Documents and agrees that, as of the First Amendment Effective Date, such obligations, immunities and other provisions are without setoff, counterclaim, defense or recoupment. This Amendment shall constitute an Other Document.
8.2.    Each Borrower hereby ratifies and confirms the Liens and security interests granted under the Credit Agreement and the Other Documents and further ratifies and agrees that such Liens and security interests secure all obligations and indebtedness now, hereafter or from time to time made by, owing to or arising in favor of the Agent or Lenders pursuant to the Credit Agreement and the Other Documents (as now, hereafter or from time to time amended).
8.3.    This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Credit Agreement.
8.4.    This Amendment may be executed in any number of counterparts (including by facsimile or as a .pdf attachment), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

8.5.    If any term or provision of this Amendment is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.
8.6.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE CREDIT AGREEMENT AND SHALL BE SUBJECT TO ANY WAIVER OF JURY TRIAL (OR IF APPLICABLE, THE JUDICIAL REFEREE PROVISIONS) AND NOTICE PROVISIONS OF THE CREDIT AGREEMENT.
8.7.    This Amendment shall be binding upon and inure to the benefit of each Borrower, the Agent and Lenders and their respective successors and assigns, except that, other than as permitted under Section 7.1 of the Credit Agreement, no Borrower shall have the right to assign any rights hereunder or any interest herein without the Agent’s and the required Lenders’ prior written consent. Except as provided in the preceding sentence and except as to the ability of the Releasees to rely upon Section 9 hereof (with each being an intended third-party beneficiary of the applicable provisions), no Person shall be entitled to any third-party beneficiary status or other rights under this Amendment.
Section 9.    General Release; Covenant not to Sue.
9.1.    In consideration of, among other things, Agent’s and the Lenders’ execution and delivery of this Amendment, each Borrower, on behalf of itself and its respective agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee (as hereinafter defined) from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever (collectively, the “Claims”), that such Releasor now has, of whatsoever nature and kind, whether known or unknown, now existing, whether arising at law or in equity, against any or all of any Agent or any or all of the Lenders in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) the Credit Agreement and any or all Other Documents or transactions contemplated thereby or any actions or omissions in connection therewith, (ii) any aspect of the dealings or relationships between or among the Borrowers, on the one hand, and any or all of the Releasees, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, or (iii) any aspect of the dealings or relationships between or among any or all of Releasors, on the one hand, and the Releasees, on the other hand, but only to the extent such dealings or relationships relate to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. In entering into this Amendment, each Borrower consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 9 shall survive the termination of this Amendment, the Credit Agreement, the Other Documents and payment in full of the Obligations.
9.2.    Each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Borrowers pursuant to Section 9.1 hereof. If any Borrower or any of their respective successors, assigns or other legal representatives violates the foregoing covenant, each Borrower, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable and documented attorneys’ fees and costs incurred by any Releasee as a result of such violation.
9.3.    The foregoing release shall apply to all unknown or unanticipated results of any events occurring prior to the time this Amendment is signed, as well as those known or anticipated. Each Borrower understands that the facts in respect of which the foregoing release is given may hereafter turn out to be different from the facts now known or believed to be true. Each Borrower hereby accepts and assumes the risk that those facts may ultimately be found to be different, and agrees that the foregoing Release shall be in all respects effective, and not subject to termination or rescission by virtue of any such factual differences.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

IN WITNESS WHEREOF, this Amendment has been duly executed effective as of the day and year first written above.
BORROWERS:

MAMMOTH ENERGY SERVICES, INC.
MAMMOTH ENERGY PARTNERS LLC
REDBACK ENERGY SERVICES LLC
REDBACK COIL TUBING LLC
REDBACK PUMPDOWN SERVICES LLC
MUSKIE PROPPANT LLC
PANTHER DRILLING SYSTEMS LLC
BISON DRILLING AND FIELD SERVICES LLC
BISON TRUCKING LLC
WHITE WING TUBULAR SERVICES LLC
GREAT WHITE SAND TIGER LODGING LTD.
STINGRAY PRESSURE PUMPING LLC
SILVERBACK ENERGY LLC
MAMMOTH ENERGY INC.
BARRACUDA LOGISTICS LLC
WTL OIL, LLC
MR. INSPECTIONS LLC
SAND TIGER HOLDINGS INC.
MAMMOTH EQUIPMENT LEASING LLC
COBRA ACQUISITIONS LLC
COBRA ENERGY LLC

By:    /s/ Mark Layton
Name: Mark Layton
Title: Chief Financial Officer

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BORROWERS:

PIRANHA PROPPANT LLC
MAKO ACQUISITIONS LLC
HIGHER POWER ELECTRICAL, LLC
STURGEON ACQUISITIONS LLC
TAYLOR FRAC, LLC
TAYLOR REAL ESTATE INVESTMENTS, LLC
SOUTH RIVER ROAD, LLC
STINGRAY ENERGY SERVICES LLC
STINGRAY CEMENTING LLC
5 STAR ELECTRIC, LLC
DIRE WOLF ENERGY SERVICES LLC
MAMMOTH EQUIPMENT LEASING II LLC
COBRA LOGISTICS HOLDINGS LLC
BISON SAND LOGISTICS LLC
COBRA CARIBBEAN LLC
TIGER SHARK LOGISTICS LLC
WOLVERINE SAND LLC
ANACONDA MANUFACTURING LLC
BLACK MAMBA ENERGY LLC
COBRA CONTROLS LLC
COBRA SERVICES LLC
STINGRAY CEMENTING AND ACIDIZING LLC
AQUAHAWK ENERGY LLC
AQUAWOLF LLC
IVORY FREIGHT SOLUTIONS LLC
ORCA ENERGY SERVICES LLC
SEAWOLF ENERGY SERVICES LLC
SILVERBACK LOGISTICS LLC
COBRA PACIFIC LLC
IFX TRANSPORT LLC
PYTHON EQUIPMENT LLC

By:    /s/ Mark Layton
Name: Mark Layton
Title: Chief Financial Officer

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LENDER and AGENT: PNC BANK, NATIONAL ASSOCIATION
By: /s/ Ronald Eckhoff Name: Ronald Eckhoff Title: Vice President

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LENDER: BARCLAYS BANK PLC
By: /s/ Sydney G. Dennis Name: Sydney G. Dennis Title: Director

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LENDER: CREDIT SUISSE AG, Cayman Islands Branch
By: /s/ Nupur Kumar Name: Nupur Kumar Title: Authorized Signatory By: /s/ Christopher Zybrick Name: Christopher Zybrick Title: Authorized Signatory

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LENDER: UMB BANK, N.A.
By: /s/ Brian Pillmore Name: Brian Pillmore Title: President, Oklahoma

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